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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2002



                                  BENTHOS, INC.
             (Exact name of registrant as specified in its charter)


        Massachusetts                      0-029024              04-2381876
--------------------------------   ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
incorporation or organization)                               Identification No.)



             49 Edgerton Drive, North Falmouth, Massachusetts 02556
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 508-563-1000
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                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)  Previous independent accountants

          (i) On June 28, 2002, Benthos, Inc. (the "Company") terminated the engagement of Arthur Andersen LLP as its independent accountants because Arthur Andersen LLP's offices in the Commonwealth of Massachusetts will be effectively closed June 30, 2002.

          (ii) The reports of Arthur Andersen LLP on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

          (iii) The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors.

          (iv) In connection with its audits for the two most recent fiscal years and the interim period through June 28, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

          (v) During the two most recent fiscal years and interim period through June 28, 2002, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(v)).

          (vi) The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the U. S. Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements. A copy of such letter, dated June 28, 2002, is filed as Exhibit 16.1 to this Form 8-K.

          (vii) The Company, pursuant to the instruction and review of its Audit Committee, has interviewed and has been in discussions with other multinational accounting firms with respect to becoming its new independent accountants. Upon selection of a new accounting firm by the Company's Audit Committee, the Company will promptly file the requisite information under Item 4 of Form 8-K disclosing the engagement of new independent accountants.

ITEM 7. EXHIBITS

16.1  Letter from Arthur Andersen LLP to the SEC, dated June 28, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BENTHOS, INC.
                                   (Registrant)



Dated:  July 1, 2002               By: /s/ Francis E. Dunne, Jr.
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                                       Francis E. Dunne, Jr.
                                       Vice President, Chief Financial Officer
                                       and Treasurer